Exhibit 99.2

Q1 2013 Earnings Highlights May 2nd, 2013

Participants Rolla Huff Chairman & Chief Executive Officer Louis Alterman Senior Vice President Finance Brad Ferguson Chief Financial Officer

New Bookings Charts are MRR only and exclude non-recurring/usage based revenues Q1 represented our strongest sales quarter in over a year $84 million of total contract value sold 65% of sales in Q1 came from Growth products Launched our nationwide product portfolio in Q1 ‘12 We expect the mix of sales to continue to improve as we complete the rollout of our next generation cloud platform and unique fiber routes 40% 46% 50% 50% 65% New Bookings - $ MRR Business Bookings Mix

Total Retail/Wholesale – Sales Productivity Per Rep / Month Retail - Sales Productivity Per Rep / Month Retail productivity up 45-50% from historical levels Averaged $3.1k in monthly Retail rep productivity in Q1’13 ~200 fewer employees in Q1’13 than we had last year Positive early traction from SEM & advertising campaigns driving leads to inside sales Retail/Wholesale productivity up 60-65% from historical levels Averaged $3.9k in total business monthly rep productivity Sales Productivity Charts are MRR only and exclude non-recurring/usage based revenues

Data Center & Network Expansion We are building a national cloud platform in dense markets that have high propensity to buy IT services We’ve rolled out 4 of 5 next generation data centers in Chicago, Dallas, Rochester and San Jose. Miami will be coming online in Q2 ’13. ~70% of our fiber expansion is complete as of 3/31 We have turned up routes from Memphis to Chicago, Ashburn to New York, and express routes from Atlanta to Miami, Ashburn and Birmingham We are actively hiring sales people in markets around the data centers and in other tier 1 markets While overall headcount is down ~200, we have brought on approximately 90 new sales reps this year that will focus on selling IT Services & Growth products We are seeing positive early results on our investment We booked $4 million of new annualized revenue on our new fiber routes, from three large wholesale customers We booked over $500 thousand of new annualized revenue on the new cloud stacks Data Center Expansion Fiber Expansion Sales Force Early Traction

(1) Monthly average revenue churn excluding write-downs and write-ups for Total Business including Retail, Carrier , IT Services and Web Hosting (2) Monthly average churn Churn Over Time Churn in our Business segment improved 7bps in Q1 ‘13 Business churn is well below pre-acquisition levels and while quarterly results can be lumpy, churn has generally declined over time Driven by integration activities, improved product portfolio and account management Business Services Churn(1) Consumer Churn(2) Consumer churn of 2.2% in Q1 ’13 (new historical low) We expect further improvement over time as mix of tenured customers increases Nearly 70% of Consumer subscribers have been with us for 5+ years

Pro-Forma for acquisitions (1) Normalized for dispute settlements Revenue Trajectory While quarterly results are lumpy, we are executing towards positive growth. Expect further / larger improvement in Q2’13. Business Services Revenue % YoY Business Services Revenue % YoY Normalized for Run-Rate Activity(1) As Reported Total Company Revenue % YoY Total Company Revenue % YoY - 9.5% - 8.2% - 6.1% - 5.8% - 5.0% - 4.6% - 5.6% - 5.3% Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 - 9.5% - 8.2% - 6.2% - 7.8% - 5.0% - 4.0% - 2.6% - 4.8% Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 - 12.6% - 10.9% - 9.2% - 8.7% - 7.9% - 7.3% - 7.8% - 7.4% Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 12.6% 10.9% -9.2% 10.1% -7.8% -6.9% -5.5% -7.1%

Q1 2013 Financial Highlights Q1 ‘13 Revenue and Adjusted EBITDA(1) favorably impacted $1M and $3.7M, respectively, for settlements resolved during the quarter We generated $19M in Unlevered Free Cash Flow(1) in Q1 Net Income and Earnings per share include a $(257)M pre-tax non-cash goodwill impairment charge Net loss before goodwill impairment(1) for Q1 ’13 is $(7.5)M or $(0.07) per share (1) Adjusted EBITDA, Unlevered Free Cash Flow, Net Loss Before Goodwill Impairment and Adjusted Earnings Per Share are Non-GAAP measures. See appendix for additional information on non-GAAP measures. (2) Fully Diluted Weighted Average Shares $ Millions Q1 '12 Q4 '12 Q1 '13 Var to Q4 '12 Revenue 344 $ 332 $ 320 $ (12) $ Adjusted EBITDA (1) 78 66 61 (5) Capital Expenditures 32 67 42 24 Unlevered Free Cash Flow (1) 46 (0) 19 19 Net Income/(Loss) 7 $ (0) $ (236) $ (236) $ Shares Outstanding (2) 107 103 103 Earnings Per Share 0.07 $ (0.00) $ (2.30) $ (2.30) $ Adjusted Earnings Per Share (1) (0.07) $

Revenue component amounts sourced from billing data. Retail Growth includes MPLS, IT Services and Hosted VoIP products Revenue outlook information does not represent guidance and is not subject to being updated Revenue Components As Reported $ in Millions FY 2012 Q1 2012 Q4 2012 Q1 2013 Q1 ’13 vs. Q1 ’12 Variance Outlook Retail Growth $130M $31M $36M $37M 21% Expect to grow revenue at 20% or greater Wholesale $152M $37M $39M $39M 5% Q4’12 and Q1‘13 included $3M and $1M, respectively, for favorable settlements Installing large Q1 ‘13 sales in Q2 ‘13 Expect to grow at the high end of 0-2% market range as we capitalize more on new unique routes Retail CLEC & Legacy $749M $193M $182M $172M -11% Anticipate this business will decline ~10% for FY ’13, including $(8)M removal of systems revenue in 2H Declines are in high single digits when normalizing for settlements and systems exit Improving further in ’14 and beyond Total Business $1,031M $260M $256M $248M -5% Pre-acquisition, businesses were declining in double digits Consumer $318M $84M $75M $72M -14% Expect Consumer to decline ~13-15% for FY ’13 and ~12-13% in ‘14 Total Company $1,349M $344M $332M $320M -7% Decline was over 10% a year ago $300M annualized run-rate Growth Business – was $280 a quarter ago

Cash Flow We ended the quarter with $192M in cash and marketable securities Capital expenditures included Q1 portion of one-time network and data center investment We have spent ~$36M of our one- time $45 million capital investment outlined in Q3 ’12 $(10)M in integration costs relates to sales restructuring, which lowers ongoing operating costs (1) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures $ Millions Q1 '13 Beginning Cash & Marketable Securities 204 $ Adjusted EBITDA (1) 61 Capital Expenditures (42) Integration/Exited Facilities (10) Tax/Escrow (2) Working Capital, Other (20) Ending Cash & Marketable Securities 192 $

Balance Sheet Highlights Balance sheet provides us substantial flexibility Redeemed 10% of Deltacom senior secured notes in Q4 ‘12 $150M revolver remains undrawn Leverage remains substantially lower than peers (1) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures $ Millions Q1 '13 EarthLink Cash and Marketable Securities 192 $ 10.5% Senior Secured Deltacom Notes due 2016 293 $ 8.875% Senior Unsecured Notes due 2019 300 $ $150M Revolving Credit Facility (undrawn) - $ Gross Debt 593 $ Net Debt 400 $ 2013 Adjusted EBITDA Guidance Midpoint (1) 221 $ Gross Debt/EBITDA 2.7x Net Debt/EBITDA 1.8x

Operating Results While results are lumpy quarter to quarter, Business revenue is flattening Business revenue for Q4 ’12 and Q1 ‘13 includes ~$8M and ~$1M respectively in favorable settlements Total Business Services churn is 7bps lower sequentially and Consumer churn improved to new historical lows (1) Monthly average revenue churn excluding write-downs and write-ups for Total Business including Retail, Carrier , IT Services and Web Hosting $ Millions Q1 '12 Q4 '12 Q1 '13 Var to Q4 '12 Total Revenue 344 $ 332 $ 320 $ (12) $ Business Revenue 260 256 248 (9) Consumer Revenue 84 75 72 (3) Cost of Revenue 159 156 154 2 Total Gross Margin 185 175 166 (10) Business Gross Margin 128 125 118 (7) Consumer Gross Margin 57 50 47 (3) Selling, G&A Expenses 110 $ 111 $ 108 $ 3 $ Business Services Churn (1) 1.6% 1.5% 1.5% 0.0% Consumer Churn 2.5% 2.3% 2.2% 0.1%

2013 Guidance Range Prior Guidance Revised Guidance $ in Millions Low End High End Low End High End Revenue $1,250 $1,265 $1,255 $1,268 Adjusted EBITDA(1) 210 225 214 227 Net Loss (45) (40) (282) (276) Capital Expenditures $140 $155 $140 $155 Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures

Capital Allocation Strategy Redeemed 10% of outstanding 10.5% Sr. Secured Deltacom notes in Q4 ’12 Considering our options around the remaining Deltacom notes Continue to be open to evaluating inorganic transactions and aim to preserve flexibility on balance sheet Remain disciplined and price sensitive 15 Consecutive quarters We currently pay $.05/share quarterly dividend ~3.5% yield Dividends Buybacks Debt M&A Capital Allocation Opportunistic when trading window is open Repurchased 31.6M shares since 2007(1) $74M of remaining authorization As of March 31st 2013

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Appendix

Transport & Logistics Financial Services Retail Government Other Industries Healthcare EarthLink Customers

Select Q1 Retail Wins Above deals averaged $50k in new monthly recurring revenue Insurance Product(s): Fully managed virtual environment w/Colo and TechCare How we won: Consultative approach and resolved current network issues Pharmaceutical Product(s): Virtual servers How we won: Existing customer, wanted to streamline and reduce costs with IT Services Insurance Product(s): Colocation and Firewall, 10 MPLS sites How we won: Selected due to customer service and breadth of IT Service product set Machinery Product(s): IT Services and MPLS to all 20 Retail/Rental locations How we won: Selected for extended bandwidth and tailored design suites for customer’s traffic patterns IT Services Standalone & Network Bundle Network Standalone Voice & Data Bundle Textile Product(s): MPLS over DSL and T1 with Dial backup How we won: Ability to combine access types, future opportunity to utilize IT Services Government Product(s): Bandwidth How we won: Existing customer, expanding bandwidth to meet demand Equipment Distribution Product(s): EarthLink Complete MPLS, 117 locations, 100MB Ethernet circuit How we won: Selected due to professionalism, product scope and financial security of the company Plumbing/HVAC Product(s): 24 locations with EarthLink Complete MPLS with Voice in all locations How we won: Ability to supply service to all locations, provide dedicated account team and have a solid customer portal Legal Product(s): Hosted voice with MPLS and Ethernet How we won: Provided a solution that increased call quality and lowered customer’s overall costs. Delivered fiber to HQ and a 2nd site to improve quality and uptime.

Non GAAP Information EarthLink Non-GAAP Measures Adjusted EBITDA is defined by EarthLink as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and intangible assets, and restructuring, acquisition and integration-related costs. Unlevered Free Cash Flow is defined by EarthLink as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and intangible assets, and restructuring, acquisition and integration-related costs, less cash used for purchases of property and equipment. Net Loss Before Goodwill Impairment is defined by EarthLink as net loss before impairment of goodwill and estimated tax impact of impairment of goodwill. Adjusted EBITDA, Unlevered Free Cash Flow and Net Loss Before Goodwill Impairment are non-GAAP measures and are not determined in accordance with U.S. generally accepted accounting principles. These non-GAAP financial measures are commonly used in the industry and are presented because management believes they provide relevant and useful information to investors. Management uses these non-GAAP financial measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Management believes that excluding the effects of certain non-cash and non-operating items enables investors to better understand and analyze the current period’s results and provides a better measure of comparability. There are limitations to using these non-GAAP financial measures. Adjusted EBITDA, Unlevered Free Cash Flow and Net Loss Before Goodwill Impairment are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies. Adjusted EBITDA, Unlevered Free Cash Flow and Net Loss Before Goodwill Impairment should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. generally accepted accounting principles.

2013 Guidance Non GAAP Reconciliation Year Ending December 31, 2013 Net loss $(282) - $(276) Interest expense and other, net 60 Income tax benefit (41) - (36) Depreciation and amortization 181 - 183 Impairment of goodwill 257 Stock-based compensation expense 17 Restructuring, acquisition and integration-related costs 22 Adjusted EBITDA $214 - $227 EARTHLINK, INC. Reconciliation of Net Loss to Adjusted EBITDA (in millions)

Historical Non GAAP Reconciliations Three Months Three Months Three Months Ended Ended Ended March 31, December 31, March 31, 2012 2012 2013 Net income (loss) 7,263 $ (9) $ (236,415) $ Interest expense and other, net 15,758 15,157 14,556 Income tax provision (benefit) 3,174 (1,842) (32,119) Depreciation and amortization 45,254 46,405 43,400 Impairment of goodwill - - 256,700 Stock-based compensation expense 2,672 2,259 3,969 Restructuring, acquisition and integration-related costs 3,521 4,508 11,401 Adjusted EBITDA 77,642 $ 66,478 $ 61,492 $ EARTHLINK, INC. Reconciliation of Net Income (Loss) to Adjusted EBITDA (in thousands)

Three Months Three Months Three Months Ended Ended Ended March 31, December 31, March 31, 2012 2012 2013 Net income (loss) 7,263 $ (9) $ (236,415) $ Interest expense and other, net 15,758 15,157 14,556 Income tax provision (benefit) 3,174 (1,842) (32,119) Depreciation and amortization 45,254 46,405 43,400 Impairment of goodwill - - 256,700 Stock-based compensation expense 2,672 2,259 3,969 Restructuring, acquisition and integration-related costs 3,521 4,508 11,401 Purchases of property and equipment (31,775) (66,631) (42,454) Unlevered Free Cash Flow 45,867 $ (153) $ 19,038 $ EARTHLINK, INC. Reconciliation of Net Income (Loss) to Unlevered Free Cash Flow (in thousands) Additional Non GAAP Reconciliations Three Months Three Months Three Months Ended Ended Ended March 31, December 31, March 31, 2012 2012 2013 Net cash provided by operating activities 66,211 $ 12,527 $ 31,844 $ Income tax provision (benefit) 3,174 (1,842) (32,119) Non-cash income taxes (1,244) (878) 32,248 Interest expense and other, net 15,758 15,157 14,556 Amortization of debt discount, premium and issuance costs 494 475 414 Restructuring, acquisition and integration-related costs 3,521 4,508 11,401 Changes in operating assets and liabilities (9,989) 36,070 2,763 Purchases of property and equipment (31,775) (66,631) (42,454) Other, net (283) 461 385 Unlevered Free Cash Flow 45,867 $ (153) $ 19,038 $ Net cash provided by (used in) investing activities 35,224 (65,110) 24,363 Net cash used in financing activities (10,957) (51,589) (13,362) EARTHLINK, INC. Reconciliation of Net Cash Flows from Operating Activities to Unlevered Free Cash Flow (in thousands)

Additional Non GAAP Reconciliations Three Months Ended March 31, 2013 Net loss (236,415) $ Impairment of goodwill 256,700 Estimated tax impact* (27,828) Net Loss Before Goodwill Impairment (7,543) $ Diluted weighted average shares outstanding 102,913 Adjusted Earnings per Share (0.07) $ * Impairment of goodwill for purposes of this reconciliation has been reduced by an estimated tax impact. The tax impact does not necessarily reflect the actual amount that would have resulted had EarthLink not incurred the impairment during the period presented. EARTHLINK, INC. Reconciliation of Net Loss to Net Loss Before Goodwill Impairment (in thousands)

Cautionary Information Regarding Forward Looking Statements This presentation includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. With respect to such forward-looking statements, we seek the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include, without limitation (1) that we may not be able to execute our strategy to be an IT services company for small and medium-sized businesses with IT and network security needs, which could adversely affect our results of operations and cash flows; (2) that we may not be able to grow revenues from our evolving Business Services product portfolio to offset declining revenues from our legacy Business Services products and from our Consumer Services segment, which could adversely affect our results of operations and cash flows; (3) that we may not be able to develop the optimal sales model necessary to implement our business strategy; (4) that we may be unsuccessful integrating acquisitions into our business, which could result in operating difficulties, losses and other adverse consequences; (5) that if we are unable to adapt to changes in technology and customer demands, we may not remain competitive, and our revenues and operating results could suffer; (6) that our failure to achieve operating efficiencies will adversely affect our results of operations; (7) that as a result of our continuing review of our business, we may have to undertake further restructuring plans that would require additional charges, including incurring facility exit and restructuring charges; (8) that unfavorable general economic conditions could harm our business; (9) that we may be unable to successfully identify, manage and assimilate future acquisitions, which could adversely affect our results of operations; (10) that we face significant competition in the IT services and communications industry that could reduce our profitability; (11) that decisions by legislative or regulatory authorities, including the Federal Communications Commission relieving incumbent carriers of certain regulatory requirements, and possible further deregulation in the future, may restrict our ability to provide services and may increase the costs we incur to provide these services; (12) that if we are unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, our ability to offer competitively priced local telephone services will be adversely affected; (13) that our operating performance will suffer if we are not offered competitive rates for the access services we need to provide our long distance services; (14) that we may experience reductions in switched access and reciprocal compensation revenue; (15) that failure to obtain and maintain necessary permits and rights-of-way could interfere with our network infrastructure and operations; (16) that we have substantial business relationships with several large telecommunications carriers, and some of our customer agreements may not continue due to financial difficulty, acquisitions, non-renewal or other factors, which could adversely affect our wholesale revenue and results of operations; (17) that we obtain a majority of our network equipment and software from a limited number of third-party suppliers; (18) that work stoppages experienced by other communications companies on whom we rely for service could adversely impact our ability to provision and service our customers; (19) that our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (20) that our consumer business is dependent on the availability of third-party network service providers; (21) that we face significant competition in the Internet access industry that could reduce our profitability; (22) that the continued decline of our consumer access subscribers, combined with the change in mix of our consumer access base from narrowband to broadband, will adversely affect our results of operations; (23) that potential regulation of Internet service providers could adversely affect our operations; (24) that if we, or other industry participants, are unable to successfully defend against disputes or legal actions, we could face substantial liabilities or suffer harm to our financial and operational prospects; (25) that we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (26) that we may not be able to protect our intellectual property; (27) that we may be unable to hire and retain sufficient qualified personnel, and the loss of any of our key executive officers could adversely affect us; (28) that our business depends on effective business support systems and processes; (29) that privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (30) that cyber security breaches could harm our business; (31) that interruption or failure of our network and information systems and other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (32) that government regulations could adversely affect our business or force us to change our business practices; (33) that regulatory audits have in the past, and could in the future, result in increased costs; (34) that our business may suffer if third parties are unable to provide services or terminate their relationships with us; (35) that we may be required to recognize impairment charges on our goodwill and intangible assets, which would adversely affect our results of operations and financial position; (36) that we may have exposure to greater than anticipated tax liabilities and the use of our net operating losses and certain other tax attributes could be limited in the future; (37) that our indebtedness could adversely affect our financial health and limit our ability to react to changes in our industry; (38) that we may require substantial capital to support business growth or refinance existing indebtedness, and this capital may not be available to us on acceptable terms, or at all; (39) that our debt agreements include restrictive covenants, and failure to comply with these covenants could trigger acceleration of payment of outstanding indebtedness or inability to borrow funds under our existing credit facility; (40) that we may reduce, or cease payment of, quarterly cash dividends; (41) that our stock price may be volatile; and (42) that provisions of our third restated certificate of incorporation, amended and restated bylaws and other elements of our capital structure could limit our share price and delay a change of control of the company. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2012.